Morgan Stanley Financials Conference Wednesday, June 13, 2018 Simplify, Strengthen, and Grow Ellen Alemany, Chairwoman and CEO John Fawcett, CFO Exhibit 99.1

This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs, or (v) the parties to a transaction do not receive or satisfy regulatory or other approvals and conditions on a timely basis or approvals are subject to conditions that are not anticipated. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law. This presentation is to be used solely as part of CIT management’s continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.   Important Notice

Ventura Los Angeles Pasadena Palm Desert San Diego California 70 Branches Retail Branch Direct Bank Note: Market capitalization as of June 8, 2018. Financial information as of March 31, 2018. Map illustrates online deposits by city. Top 50 Largest U.S. Bank One of the Largest Banks in Southern California Named Best Bank in California, MONEY Best Banks, 2 Years in a Row Leading Direct Bank and Provider of Digital Small Business Lending Leading Middle Market Lender Top 5 Provider of Railcar Leasing Top 10 Provider of Equipment Financing Leading Provider of Factoring Services Branch and Direct Bank Deposit Footprint Financial Highlights ($ billions) Franchise Highlights CIT Today: Commercially-Focused and Funded by Stable Deposits Assets $51.5 Total Loans & Leases $38.5 Commercial Banking $31.5 Consumer Banking $7.0 Deposits $30.6 Market Cap $6.0 NYSE CIT A Leading National Bank Focused on Lending and Leasing to the Middle Market and Small Businesses

Significant Progress to Simplify, Strengthen and Grow CIT Reduced Over $1.5 billion of Commercial Finance Leveraged Loan Exposures Since 3Q 2015 Terminated $1.5 billion Canadian TRS in 2016 – Reduced annual funding costs and earnings volatility Reduced $6.9 billion of Unsecured Debt with an Average Coupon of 5.15% in 2017 Called $1.1 billion of Brokered Deposits with an Average Rate of ~2.6% in 2016 Resolved Material Legacy OneWest Litigation Issues Sold $10 billion of Commercial Air Operating Leases and $9 billion of Commitments in 2017 Sold Over $1 billion of International Equipment & Corporate Finance Businesses Across 4 Countries Since 2016 Exited Reverse Mortgages – Sold our Financial Freedom servicing platform and ~$900 million of loans Sale in Progress: $1.2 billion of NACCO railcar leases, our last ongoing overseas business Acquired OneWest Bank – Doubled deposit base and significantly decreased cost of funds through investing in Southern California, one of the best banking markets in the U.S. Entered into Strategic Partnership with Allstate – To provide revolving and term-loan financing to middle-market companies Expanded and Entered Industry Verticals – Including Aviation Finance, Healthcare Real Estate, and other divisions such as Franchise Finance, Industrial Equipment and Material Handling We Have Transformed Our Business and Are Focused on Driving Shareholder Value Returned $4.3 billion of Capital to Shareholders Since 2017 with an Average Share Repurchase Price of $49.00 Reduced Shares Outstanding by 88 million Common Shares, or 43%, Since 2017 Increased Common Dividend by 7% to $0.16 per Share in 2017 Simplify Strengthen Grow Focused on Shareholder Value

Strong and Diverse Team with Fresh Perspectives Ellen Alemany Chairwoman & Chief Executive Officer Stuart Alderoty General Counsel & Corporate Secretary Jim Duffy Chief Human Resources Officer John Fawcett Chief Financial Officer Matt Galligan President, Real Estate Finance Marisa Harney Chief Credit Officer Jim Hudak President, Commercial Finance Mike Jones President, Business Capital Mark Links* Chief Auditor Jeff Lytle President, Rail Ken McPhail Chief Strategy Officer Denise Menelly Head of Technology & Operations Wahida Plummer Chief Risk Officer Gina Proia Chief Marketing & Communications Officer Steve Solk President, Consumer Banking Leadership Team Board of Directors Ellen Alemany Chairwoman & Chief Executive Officer Michael Brosnan Former Examiner-in-Charge for Midsize Bank Supervision in the OCC Michael Carpenter Former CEO of Ally Financial, Inc. Dorene Dominguez Chairwoman & CEO, Vanir Group of Companies, Inc. Alan Frank Former Partner of Deloitte & Touche LLP William Freeman Former Chairman & CEO of Arbinet-thexchange, Inc. and Former CEO of Leap Wireless International Brad Oates Chairman & Managing Partner of Stone Advisors, LP Gerald Rosenfeld Vice Chairman of U.S. Investment Banking of Lazard Ltd. Vice Admiral John Ryan (Lead Director) President & CEO of the Center for Creative Leadership Sheila Stamps Former MD & Head of European Asset-Backed Securitization, Bank One Corporation Khanh Tran President & CEO of Aviation Capital Group Laura Unger Former Commissioner of the SEC and Former Counsel to the United States Senate Banking Committee Grey highlighting denotes new additions within the past 3 years. Average industry experience 30+ years *Mark Links to join CIT effective June 18, 2018.

Commercial Finance Real Estate Finance Rail, N.A. Business Capital Leading Commercial Banking Franchises with $29 Billion in Loans & Leases* What We Do Established middle market national franchise with deep industry and product expertise and customized solutions Trusted partner providing innovative technology, industry expertise, unique residual knowledge, and factoring services 4th largest rail equipment lessor in North America with strong, through-the-cycle profitability Relationship approach through life of loan provides consistent quality service to sponsors Business Mix Differentiating Strengths Deep and diversified industry expertise Strong market presence and economies of scale JV relationships expand our addressable market Structuring and capital markets capabilities Long-term client relationships Innovative technology provides speed of execution and valued solutions Experts in design, development and implementation of vendor programs Unique expertise in fair market value lending Market leader for factoring services with strong industry knowledge Young and diverse fleet with broad market coverage, servicing a wide range of industries Proven portfolio management resulting in strong through-the-cycle returns Strong customer service and long-term customer and manufacturer relationships Deep expertise in complex transactions (construction and reposition/bridge lending) Robust network with syndication banks National focus with significant presence in two largest CRE markets: Northeast Corridor and Southern California $10.0B Positioned for Growth with Our Leading National Platforms… $6.7B $6.3B $5.6B *Loan and lease balances are as of March 31, 2018, the balance for Commercial Services is net of credit balances of factoring clients, and the balance for Rail, N.A excludes NACCO. The Rail, N.A. chart illustrates rail car type as a percentage of CIT’s total North American rail car fleet based on unit count.

Leading Direct Bank with a national reach Highly scalable platform Offers a digital experience and competitive product offering Growing and diversifying customer base with higher net worth savers, as well as an increasing number of millennials Products gaining third-party recognition …And Deposit Franchises Providing Stable and Diverse Funding Retail Branch Franchise 70 branches in attractive Southern California market, the #2 market in the U.S. Offers excellent customer service with a local community commitment Average deposits per branch of $165 million with average customer relationship of 12+ years Integrating CIT’s small business lending capability Products and service gaining third-party recognition Note: Deposit and loan balances are as of March 31, 2018. Loan balance excludes Legacy Consumer Mortgages. Consumer Banking – offering competitive deposit products through a branch and digital experience, with small business lending and mortgage products $2.9B $24.9B Direct Bank Franchise Consumer Banking Deposits Consumer Banking Assets

Enhancing Technology to Drive Efficiencies and Growth Creating an effortless banking experience by integrating digital and mobile-enabled convenience Improving digital functionality Leveraging artificial intelligence to create a seamless customer experience Upgrading platforms to reduce complexity and improve operational efficiency Leveraging emerging technology to enable scalability in infrastructure Deploying robotics to automate manual activities Received FinTech Breakthrough Award for digital point-of-sale financing solution Launched point-of-sale platform with leading technology company to provide business customers with online and in-store financing Continuing to invest in the FlexAbility digital platform for vendors to manage invoicing and sales seamlessly Creating Innovative Business Solutions Improving Customer Experiences and Digital Capabilities to Support Deposit Growth Simplifying Infrastructure to Drive Efficiencies

Core portfolios is net of credit balances of factoring clients and excludes NACCO AHFS, Legacy Consumer Mortgages, and NSP. Loan and lease-to-deposit ratio. Maximize Potential of Core Businesses Enhance Operational Efficiency 2 Maintain Strong Risk Management 5 Optimize Capital Structure 4 Reduce Funding Costs 1Q18 Progress Strategies Grow revenues – grow core businesses, enhance fee revenue, and leverage connectivity among businesses Optimize cash and investment portfolio Average loan & lease growth of 2% in our core portfolios(1) Funded volume of $2.7 billion up significantly from year-ago quarter Average investment portfolio up 5% Reduce and manage operating expenses Invest in, and enhance technology Operating expenses reflect seasonally elevated costs and a litigation accrual Remain on target to achieve core expense target for 2018 of $1,050 million Reduce unsecured debt cost Improve deposit mix to lower cost (relative to index) Average deposits increased ~$400 million Non-maturity deposits increased to 53% of total average deposits LDR(2) improved to 126% for consolidated and to 98% for CIT Bank Manage, deploy, and align capital Target 10–11% CET1 ratio Received non-objection to amended capital plan, increasing capital return approval to up to $900 million for 1H18 Repurchased 16.1 million shares at an average price of $54.16 in 1H18 Maintain credit and operating risk discipline Non-accruals remained flat: ~80bps Credit reserves remained strong: 1.52% for total portfolio 1.79% for Commercial Banking 1 3 Executing on Our Strategies to Simplify, Strengthen, and Grow CIT

Growing Core Loans and Leases to Drive Top Line Growth Broaden sponsor coverage with relationship-oriented focus Expand syndication activities Increase focus on fee-generation activities Continue to manage portfolio proactively and adjust lease terms and rates to market conditions Maximize revenues by diverting cars for other services where applicable Selective asset sales contribute to non-interest income Opportunistic purchases Community and small business lending opportunities in greater L.A. market Leveraging digital small business lending platform to deliver an enhanced experience to small business bank customers Expand asset management capabilities Growth opportunities in Aviation Finance, Healthcare Real Estate, Technology, and Entertainment Continue to grow capital markets fees by increasing lead arranger roles Growth Opportunities in Our Core Franchises Commercial Finance Real Estate Finance Rail, N.A. Business Capital Consumer Banking 1 Expand direct and indirect lending and enter new industry verticals leveraging asset management and structuring expertise Continue to build innovative technology Expand factoring relationships across industries Mid Single Digit Core Average Loan & Lease 2017–2019 CAGR -30% CAGR Core Portfolios Note: Core portfolios exclude NACCO, reverse mortgages related to the Financial Freedom transaction, Non-Strategic Portfolios, and Legacy Consumer Mortgages.

Improving Operating Efficiency Note: Operating expenses exclude restructuring costs, intangible asset amortization, and noteworthy items listed in the appendix. Revenue growth will be driven by: Growing core portfolio assets Expanding fee opportunities Increasing market interest rates Partially offset by Rail lease rate headwinds, as well as sales and run-off of legacy portfolios Continuous improvement in operating expenses Improving Net Efficiency Ratio Operating Expenses ($ in millions) $150 million 2 On Track to Deliver Expense Saves in 2018 with a Focus on Improving Our Efficiency Ratio Further rationalization of consulting services and professional fees Continued right-sizing across organization Expense saves will be partially offset by investments in technology Further Improvement in 2019 Efficiency Ratio Opportunities to Further Reduce 2019 Operating Costs

In 2017 redeemed or repurchased $6.9 billion of senior unsecured debt with an average coupon of 5.15% In 2018 issued $1 billion of senior unsecured debt and used proceeds to extend ~$900 million of debt maturing in 1Q19 into 2021 and 2025 $3.9 billion of senior unsecured debt remaining with an average rate of 4.83%1 Continue to look for opportunities to refinance, extend maturities, and reduce unsecured debt Deposit costs have performed well despite three rate hikes over the past year Strategy to reduce deposit costs relative to the index by shifting to lower cost non-maturity deposits and lower balance accounts which we believe will perform better over time Optimizing Unsecured Debt Improving Deposit Mix to Lower Cost Average Bank Funding Has Increased Significantly1 Optimizing Unsecured Debt While Improving Deposit Mix & Cost 3 Retail 1 Pro forma for unsecured debt redemption on April 9, 2018. Average Deposit Balances by Channel BHC Funding: 14% Bank Funding: 86%

Note: The regional banks represented are CFG, CMA, FITB, HBAN, KEY, MTB, RF, and ZION, and the capital ratios are averaged as of December 31, 2017. We are optimizing our capital structure and targeting a 10-11% CET1 ratio We plan to reduce CET1 ratio to 11.5-12% by the end of 2018 and to 11% by the end of 2019 In 1Q18 we received non-objection to amended capital plan, increasing our approved common equity distributions to up to $900 million in the first half of 2018 In 1Q18 we issued $400 million of subordinated debt and in 1H18 we repurchased $875 million of common equity through May 31st In 2Q18 we participated in this year’s CCAR cycle Achieving an Optimal Capital Structure 4 Managing Capital to Increase Returns Targeting an Optimal Capital Structure Consistent with Regional Banks CET1 Other Tier 1 Subordinated Debt and Other Tier 2

Maintaining Strong Risk Management Non-Accrual Loans & Net Charge-offs ($ in millions) Allowance for Loan Losses ($ in millions) 5 Our shift in mix of loans and leases illustrates diversification Improved risk profile with reduction in transportation operating leases and cash flow lending 1Q18 net charge-offs included a single commercial exposure that was episodic in nature Committed Loan and Lease Shift in Mix Note: NACCO and reverse mortgages have been excluded from 2017 in the illustration of the change in product profile. The net charge-offs for 2017 is shown excluding noteworthy items listed in the appendix. 1Q18 underlying removes the episodic commercial net charge-off that occurred in 1Q18.

To achieve ~9.5–10% ROTCE at end of 2018 CET1 ratio of ~11.5–12.0% Medium-term ROTCE Target of 11-12% CET1 ratio of 10-11% ROTCE Update Key Performance Metrics and 2018 Targets See appendix for details on noteworthy items. Average earning assets (AEA) components include interest-earning cash, securities purchased under agreement to resell, investment securities, indemnification assets, loans and operating lease equipment, less the credit balances of factoring clients. As a percentage of average earnings assets. Operating expenses exclusive of restructuring costs and intangible asset amortization. Total operating expenses exclusive of restructuring charges and amortization of intangibles divided by total revenue (net finance revenue and other income). For FY2017 excluding noteworthy items, the first value is only excluding noteworthy items, whereas the second value is excluding noteworthy and discrete items.

Our Path to Improved Profitability Targeting 11% to 12% ROTCE in the Medium Term Note: Return on tangible common equity is net income from continuing operations adjusted for noteworthy items less intangible asset amortization. Average tangible common equity adjusts for the average disallowed deferred tax asset. In addition, 4Q17 is adjusted to normalize for elevated discrete tax benefits during the quarter, and the second and last bars of the chart adjust ROTCE for the preferred dividend payment as if it were accrued evenly through the year given its semiannual payout. 4Q17 ROTCE 4Q17 ROTCE (Normalized) AHFS Portfolios Tax Reform Net Business Revenue Net Opex Reductions Unsecured Debt Actions Change in TCE 4Q19 ROTCE (Normalized)

Enhance Operational Efficiency 2 Maintain Strong Risk Management 5 Optimize Capital Structure 4 Maximize Potential of Core Businesses 1 Reduce Funding Costs 3 A Leading National Bank Focused on Lending and Leasing to the Middle Market and Small Businesses Focusing on Our Strategic Priorities Executing on Our Strategies to Simplify, Strengthen and Grow CIT

Appendix

Commercial Finance: Leveraging Deep Industry and Product Expertise Industry Focus Established middle market national franchise with deep industry and product expertise and customized solutions Differentiating Strengths Deep and diversified industry expertise Strong market presence and economies of scale JV relationships expand our addressable market Structuring and capital markets capabilities Long-term client relationships Strategic Focus Expand asset management capabilities Growth opportunities in Aviation Finance, Healthcare Real Estate, Technology, and Entertainment Continue to grow capital markets fees by increasing lead arranger roles Product Profile Typical Deal: Size: ~$5M – $50M+ 3 to 7 year terms $10.0B Note: $10.0B represents loan and lease balance as of March 31, 2018.

Business Capital: Providing Innovative Lending and Leasing Equipment Solutions Equipment Finance Trusted partner providing innovative technology, industry expertise and unique residual knowledge Differentiating Strengths Innovative technology provides speed of execution and valued solutions Award-winning digital platform for small businesses Tech-enabled customized billing vendor solutions Expertise in design, development and implementation of traditional vendor alliances, true/virtual JVs and Private Label programs Unique expertise in fair market value lending driven by collateral expertise gained over long history of performance Strategic Focus Expand direct and indirect lending and enter new industry verticals that leverage our asset management and structuring expertise Continue to build innovative technology in our core businesses enabling us to stay ahead of the competition Direct Capital Capital Equipment Finance Typical Deal: Size: $2K – $500K 1 to 5 year terms Typical Deal: Size: $5K – $20M 3 to 5 year terms Typical Deal: Size: $2M – $50M 3 to 8 year terms $3.5B $1.1B $0.8B Industry Focus Industry Focus Industry Focus Note: Inside-of-chart figures represent loan and lease balance as of March 31, 2018.

Business Capital: A National Leader in Factoring Industry Focus Differentiating Strengths Market leader for factoring services, including credit protection, receivables management and working capital Experienced management team with strong industry knowledge, customer relationships, extensive retail credit connectivity, and underwriting expertise Strategic Focus Expand client relationships and products across multiple industries Broaden market coverage by adding key personnel in underserved geographies Client Profile Over 700 clients Most are privately owned Client revenues: $5m–$1B+ 50% of exposure is investment grade rated customers Contracts range from 60 days to multi-year while receivables are 60 to 90 days Primarily discretionary lending facilities against receivables, inventory and intellectual property Typical client tenure 10+ years On average, $2–$3B of factored receivables on balance sheet at any given time On average, $1–$1.5B of average earnings assets on balance sheet at any given time representing factored receivables net of credit balances of factoring clients Market leader in factoring services with 700+ clients $27B 2017 Factoring Volume

Rail North America: A Proven Asset Manager With Strong Customer Service Fleet Car Types 4th Largest rail equipment lessor in North America with strong profitability through economic cycles Differentiating Strengths Young and diverse fleet with broad market coverage, servicing a wide range of industries Proven portfolio management resulting in strong through-the-cycle returns Excellent customer service and long-term customer and manufacturer relationships Strategic Focus Continue to manage portfolio proactively and adjust lease terms and rates to market conditions Maximize revenues by diverting cars for other services where applicable Selective asset sales contribute to non-interest income Opportunistic purchases Rail N.A. Fleet Details Operating leased fleet of 117,000 railcars 73% freight cars; 27% tank cars Rail franchise serves 500 customers in the U.S., Canada, and Mexico Average railcar age of 13 years 20–25% of railcar leases expire in any given year Utilization 94–95% throughout 2017 $6.3B Industry Focus Note: $6.3B represents loan and lease balance as of March 31, 2018. Percentages based on fleet unit count of operating leases.

Real Estate Finance: Disciplined Asset Originators Differentiating Strengths Deep expertise in complex transactions (construction and reposition/bridge lending) Robust network with syndication banks National focus with significant presence in two largest CRE markets: Northeast Corridor and Southern California Strategic Focus Broadening sponsor coverage with relationship-oriented focus Expand syndication activities Increased focus on fee-generation activities Product Profile Geographic Focus Collateral Type Typical Deal: Size: $25M – $50M 3 to 5 year terms $5.6B Relationship approach through life of loan provides consistent quality service to sponsors Note: $5.6B represents funded loan balance as of March 31, 2018.

Consumer Banking: Efficient and Stable Funding Source Other Consumer Banking Loans Differentiating Strengths Efficient 70 branch network in Southern California, the #2 U.S. market, offering high-touch customer service Top 10 national direct bank delivering savings products with the ease of a digital platform Leveraging Business Capital’s digital small business platform to deliver an enhanced experience to small business bank customers Strategic Focus Provide a stable and efficient funding source Scalable nationwide digital deposit franchise with a growing customer base Community and small business lending opportunities in greater L.A. market Disciplined pricing strategy to maximize growth and optimize cost of funds $2.9B Branch Average Deposits & Rates Online Average Deposits & Rates Note: $2.9B balance represents loan balance as of March 31, 2018. Loan balance excludes Legacy Consumer Mortgages. Money Market Non-Interest Checking Offering competitive deposit products through a branch and digital experience, with small business lending and consumer mortgage products to complement the portfolio Time Deposits Savings Cost of Deposits Interest Checking

Per share data based on 131.6 million, 131.3 million, 136.1 million, 183.8 million, and 203.3 million shares for 1Q18, 4Q17, 3Q17, 2Q17, and 1Q17, respectively; dollar impacts are rounded. Excess interest cost, interest income and increase in average earning assets are the result of a timing difference between the receipt of the proceeds from the Commercial Air sale and the completion of the related debt and capital actions. Quarterly Noteworthy Items